Net Loss Per Common Share	3 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Net Loss Per Common Share

Basic net loss per common share ("Basic EPS") is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period.

Diluted net loss per common share ("Diluted EPS") is computed by dividing net loss attributable to common shareholders by the sum of the weighted-average number of common shares outstanding and the weighted-average dilutive common share equivalents outstanding.  The computation of Diluted EPS does not assume exercise or conversion of securities that would have an anti-dilutive effect.

Common share equivalents consist of shares issuable upon the exercise of common stock options and warrants, and shares issuable upon conversion of preferred stock.  As of December 31, 2014 and 2013, there were 323,251 and 466,094 outstanding common share equivalents, respectively, that were not included in the computation of Diluted EPS as their effect would be anti-dilutive.  No reconciliation for discontinued operations was provided since the impact was immaterial. The common stock equivalents outstanding as of December 31, 2014 and 2013 consisted of the following:

	December 31, 2014	December 31, 2013
Conversion of Series D Preferred	-	24,503
Exercise of outstanding common stock options and warrants	281,251	399,591
Exercise and conversion of outstanding Series D Preferred warrants	42,000	42,000
Total common stock equivalents	323,251	466,094